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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into the Company's previously filed Registration Statement on Form S-8 (File No. 333-16837) of our report included in this Form 11-K.


                                   /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
March 27, 2000